UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2013 (January 31, 2013)

American Realty Capital Trust IV, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-180274	32-0372241
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 31, 2013, American Realty Capital Trust IV, Inc. (the “Company”) closed the acquisition of the fee-simple interest in a built-to-suit Newell Rubbermaid distribution facility located in Kent, Ohio at the purchase price listed below. The Company acquired the property through an indirect wholly owned subsidiary of its operating partnership. The seller of the property is identified below. The seller has no material relationship with the Company and the acquisition was not an affiliated transaction.

The Company funded 100% of the acquisition of the property with cash from its ongoing initial public offering.

The property is 100% leased to Rubbermaid Incorporated, a wholly owned subsidiary of Newell Rubbermaid Inc. (NYSE: NWL), the guarantor of the lease, which carries an investment grade credit rating, as determined by major credit rating agencies. The lease is net whereby the tenant is required to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about the property relating to the seller, lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations, renewal options and the purchase price.

Seller	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Renewal Options	Purchase Price
Brimfield Township OH (Progress) LLC	January 2013	December 2022	811,200	$2.6 million	10% in Year 6	2 – 5 year options	$34.9 million

Item 9.01. Financial Statements

(a)	Financial Statements of Business Acquired (Lessees)

Set forth in this Item 9.01(a) are summary financial statements of Newell Rubbermaid Inc. as described under Item 2.01 of this Current Report on Form 8-K.

Newell Rubbermaid Inc. currently files its financial statements in reports filed with the U.S. Securities and Exchange Commission, and the following summary financial data regarding Newell Rubbermaid Inc. are taken from such filings:

(Amounts in Millions)	Nine Months Ended September 30, 2012 (Unaudited)	Fiscal Year Ended
		December 31, 2011 (Audited)	December 31, 2010 (Audited)	December 31, 2009 (Audited)
Statement of Operations Data
Revenues	$4,384	$5,865	$5,658	$5,483
Operating income	498	257	624	575
Net income	299	125	293	286
Condensed Consolidated Balance Sheets
Total assets	6,363	6,161	6,405	6,424
Long-term debt	1,366	1,809	2,064	2,015
Total stockholders’ equity	2,063	1,849	1,902	1,779

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST IV, INC.

Date: February 1, 2013	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors